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                                                                    Exhibit 23.5
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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our audit report dated April 21, 1999 with respect to the consolidated financial statements of travelbyus.com, ltd. [formerly LatinGold Inc.] in the Registration Statement on Form SB-2 of Aviation Group, Inc. [the "Registration Statement"] and to the reference to our firm under the heading "Experts" in the Registration Statement.



                                                     /s/ ERNST & YOUNG LLP
                                                     ---------------------------
November 9, 2000                                     Ernst & Young LLP
Toronto, Canada                                      Chartered Accountants